Exhibit 99.2

Constant Investments, Inc.

Balance Sheets

June 30, 2026 and 2025

(Unaudited)

	June 30,
	2026	2025
Assets

Current assets
Cash and cash equivalents	$756,803	$1,204,752
Trade account securities	2,024,423	1,716,702
Accounts receivable	47,228	244,912
Note receivable	-	143,789
Mortgage loans held for sale	3,845,482	10,656,571
Total current assets	6,673,936	13,966,726

Non-current assets
Furniture and equipment	25,427	25,427
Allowance for depreciation	(23,769)	(20,031)
Right-of-use assets	33,396	-
Allowance for amortization - ROU	(12,523)	-
Security deposit	1,663	1,663
Total non-current assets	24,194	7,059
Total assets	$6,698,130	$13,973,785

Liabilities and Stockholders’ Equity

Current liabilities
Accrued expenses	$256,928	$339,418
Income tax payable	18,460	32,800
Warehouse lines payable	3,727,001	10,414,149
Due to shareholders	20,000	700,000
Current portion of lease liabilities	16,870	-
Total current liabilities	4,039,259	11,486,367

Non-current liabilities
Long-term lease liabilities	4,391	-
Total non-current liabilities	4,391	-
Total liabilities	4,043,650	11,486,367

Stockholders’ equity
Common stock - no par value, 19,000 authorized; 10,000 shares issued and outstanding - stated value	1,000	1,000
Paid-in capital	1,445,674	1,415,674
Unrealized gain (loss) on equity securities	482,185	149,872
Retained earnings	725,621	920,872
Total stockholders’ equity	2,654,480	2,487,418
Total liabilities and stockholders’ equity	$6,698,130	$13,973,785

The accompanying notes to the financial statements are an integral part of these financial statements.

Constant Investments, Inc.

Statements of Operations

For the Six Months Ended June 30, 2026 and 2025

(Unaudited)

	Six Months Ended June 30,
	2026	2025
Revenue
Loan fees and gain on sale of mortgage loans	$1,308,589	$1,598,391
Interest income	48,427	147,078
Total revenues	1,357,016	1,745,469

Expenses
Advertising and promotion	4,800	7,800
Commission and direct loan costs	1,056,863	1,229,972
Salaries and payroll taxes	322,831	333,209
Office and administration costs	189,462	145,935
Rent expenses	38,952	29,657
Insurance	16,550	8,448
Professional services	11,410	13,900
Total expenses	1,640,868	1,768,921

Loss from operations	(283,852)	(23,452)

Other income
Dividend and interest income	10,749	10,376
Total other income	10,749	10,376

Loss before income taxes	(273,103)	(13,076)

Provision for income taxes	800	800

Net loss	$(273,903)	$(13,876)

The accompanying notes to the financial statements are an integral part of these financial statements.

Constant Investments, Inc.

Statements of Changes in Stockholders’ Equity

For the Six Months Ended June 30, 2026 and 2025

(Unaudited)

	Common Stock	Paid-In Capital	Unrealized Gain (Loss)	Retained Earnings	Total
Balance at December 31, 2024	$1,000	$1,202,874	$-	$934,748	$2,138,622
Capital contribution	-	212,800	-	-	212,800
Unrealized gain (loss)	-	-	149,872	-	149,872
Net loss	-	-	-	(13,876)	(13,876)
Balance at June 30, 2025	$1,000	$1,415,674	$149,872	$920,872	$2,487,418

Balance at December 31, 2025	$1,000	$1,415,674	$181,606	$999,524	$2,597,804
Capital contribution	-	30,000	-	-	30,000
Unrealized gain (loss)	-	-	300,579	-	300,579
Net loss	-	-	-	(273,903)	(273,903)
Balance at June 30, 2026	$1,000	$1,445,674	$482,185	$725,621	$2,654,480

The accompanying notes to the financial statements are an integral part of these financial statements.

Constant Investments, Inc.

Statements of Cash Flows

For the Six Months Ended June 30, 2026 and 2025

(Unaudited)

	Six Months Ended June 30,
	2026	2025
Cash flows from operating activities
Net loss	$(273,903)	$(13,876)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,657	1,657
Amortization expense - ROU assets	8,349	-
Repayment of ROU lease liabilities	(8,034)	-
Accounts receivable	96,630	-
Mortgage loans held for sale	1,363,293	(1,077,275)
Accrued expenses	190,942	4,513
Income tax payable	800	800
Warehouse line payable	(1,331,227)	1,050,398
Net cash provided by (used in) operating activities	48,507	(33,783)

Cash flows from investing activities
Note receivable	-	100,000
Trade account securities	62,930	46,709
Net cash provided by investing activities	62,930	146,709

Cash flows from financing activities
Capital contribution	30,000	212,800
Due to shareholders	(70,000)	650,000
Net cash provided by (used in) financing activities	(40,000)	862,800
Net increase in cash	71,437	975,726

Cash, beginning of period	685,366	229,026
Cash, end of period	$756,803	$1,204,752

Supplemental disclosure of cash flow information
Taxes paid	$2,198	$2,207
Interest paid	$-	$-

The accompanying notes to the financial statements are an integral part of these financial statements.

Constant Investments, Inc.

Notes to Financial Statements

June 30, 2026 and 2025

Note 1 – Business and Summary of Significant Accounting Policies

Business

Constant Investments, Inc. (the “Company”) was originally incorporated in California in 2011 and converted to a Texas corporation in August 2025. The Company subsequently registered to do business in California as an out-of-state corporation. The Company does business as Mortgage One Group.

The Company is engaged as a mortgage lender that funds and processes financing and refinancing of real estate loans and sells them to investors.

Licensing and regulations

The Company is regulated by applicable state regulatory agencies, the Nationwide Multistate Licensing System (“NMLS”), and the United States Department of Housing and Urban Development (“HUD”). The Company holds mortgage licenses in various states as required for its operations. HUD requires the Company to conform to certain net worth, liquid asset and other conditions and requirements and to follow certain specific regulations issued from time to time by HUD.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and cash in checking and savings accounts with banks. All unrestricted liquid short-term investments and certificates of deposit with a maturity of three months or less are considered cash equivalents. The Company maintains its cash accounts at major financial institutions, where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to applicable insured limits. At times, the Company may have cash deposits in excess of FDIC insurance limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Trade account securities

The Company invests in marketable securities of publicly traded companies. The fair values of trade account securities were $2,024,423 and $1,716,702 as of June 30, 2026 and 2025, respectively.

Property and equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets, generally ranging from three to seven years. Expenditures for major renewals and improvements that extend the useful lives of property and equipment are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful life of the asset or the lease term. Depreciation expense was approximately $1,657 for each of the six months ended June 30, 2026 and 2025.

Revenue recognition

The Company assists individuals and others in obtaining long-term trust deed (mortgage) financing. Revenue is recognized when the loan is funded. Any offsetting costs or expenses are also recognized when the loans are funded. Gain or loss on the sale of loans held for sale is recognized at the time of the sale of the loan and is included in revenue.

Accounts receivable

Accounts receivable consists of fees earned on loans that have been funded prior to the reporting date.

Loan loss obligations

The Company sells loans it originates to investors without recourse so that the risk of loss or default by the borrower is generally transferred to the investor. However, the Company is required by these investors to make certain representations relating to credit information, loan documentation and collateral. To the extent the Company does not comply with such representations, the Company may be required to repurchase loans or indemnify the investors for any losses from borrower defaults. As of June 30, 2026 and 2025, no amounts had been accrued for such obligations.

Market risk

The Company originates a significant portion of its mortgage loans in California. The concentration of mortgage loans originated in California increases the risk that any adverse economic, regulatory or other developments affecting the California market may adversely affect the Company’s results of operations or financial condition.

The Company generates a substantial portion of its revenue from the origination of mortgage loans. Although the Company’s management closely monitors market conditions, such activities are sensitive to fluctuations in prevailing interest rates and real estate markets, and any significant adverse changes in prevailing interest rates or real estate markets could have an adverse impact on the Company’s results of operations or financial condition.

Evidence of ownership interest in an entity

Common stock is a financial instrument that is evidence of ownership interest in an entity. Other evidence includes preferred stock, partnership agreements, certificates of interest or participation, or warrants or options to subscribe to or purchase stock from the issuing entity. The Company has not issued any preferred stock, partnership agreements, certificates of interest or participation, or warrants or options to subscribe to or purchase stock from the issuing entity.

Advertising and promotion

Advertising costs are expensed as incurred. Advertising expense was $4,800 and $7,800 for the six months ended June 30, 2026 and 2025, respectively.

Income taxes

The stockholders of the Company revoked the election to be taxed as a sub-chapter S Corporation, and the Company files its federal and applicable state income tax returns as a C Corporation beginning January 1, 2024. Provisions for income taxes are based on taxes payable or refundable for the current period and changes in deferred taxes. Deferred taxes result from temporary differences between the amount of taxable income and pre-tax financial income and between tax bases of assets and liabilities and their financial statement amounts at currently enacted income tax rates applicable to the periods in which the deferred tax assets and liabilities are expected to be realized or settled. When it is deemed necessary, a valuation allowance is established to reduce a deferred tax asset to the amount expected to be realized. When the effect of the deferred taxes is not material, no deferred tax provision is accrued.

The Company recognizes the tax benefit from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in the financial statements.

When necessary, the Company recognizes interest and penalties associated with tax matters as part of operating expenses and includes accrued interest and penalties with accrued expenses in the balance sheets. No such interest or penalties were recognized during the six months ended June 30, 2026 and 2025.

The provision for income taxes for each of the six months ended June 30, 2026 and 2025 was $800, representing the California minimum franchise tax. No federal current income tax provision was recorded for either period. No deferred tax provision was recorded as the effect was not considered material.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Leases

The Company accounts for its leases in accordance with ASC Topic 842, “Leases.” Leases are recognized as a right-of-use asset and a corresponding lease liability at the date at which the leased asset is available for use. For operating leases, lease expense is recognized on a straight-line basis over the lease term. The lease liability is reduced as lease payments are made, and the right-of-use asset is amortized such that total lease expense is recognized on a straight-line basis over the lease term.

Lease payments included in the measurement of the lease liability include the following:

●	Fixed payments (including in-substance fixed payments), less any lease incentives receivable;

●	Variable lease payments that are based on an index or a rate;

●	Amounts expected to be payable by the Company under residual value guarantees;

●	The exercise price of a purchase option if the Company is reasonably certain to exercise that option; and

●	Payments of penalties for terminating the lease if the lease term reflects the Company exercising that option.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be readily determined, the Company uses its incremental borrowing rate, which represents the rate of interest the Company would have to pay to borrow on a collateralized basis over a similar term in a similar economic environment.

Short-term leases with a lease term of twelve months or less are recorded as expense on a straight-line basis over the lease term.

Right-of-use assets are initially measured based on the following:

●	The amount of the initial measurement of the lease liability;

●	Any lease payments made at or before the commencement date, less any lease incentives received; and

●	Any initial direct costs.

The lease term generally consists of:

●	The non-cancellable period of the lease;

●	Periods covered by options to extend the lease when the Company is reasonably certain to exercise the option; and

●	Periods covered by options to terminate the lease when the Company is reasonably certain not to exercise the option.

Note 2 – Leases

Operating leases

The Company leases office space under a noncancelable operating lease agreement. The lease agreement expires in September 2027. The Company’s weighted average discount rate for its operating lease is 6.5%.

Right-of-use asset, net of amortization, and lease liabilities as of June 30, 2026 were as follows:

Right-of-use asset, net of amortization	$20,873
Lease liabilities (current)	16,870
Lease liabilities (non-current)	4,391

The following is a schedule of the Company’s future minimum lease payments under its noncancelable operating lease subsequent to June 30, 2026:

Six months ending December 31, 2026	$8,878
Year ending December 31, 2027	13,317
Total lease payments	22,195
Less: discount for net present value	(934)
Present value of lease liabilities	$21,261

The Company had no right-of-use assets or lease liabilities as of June 30, 2025.

Note 3 – Mortgage loans held for sale

The Company originates residential real estate loans with the intent to sell them in the secondary market. Loans held for sale consist primarily of residential first and second mortgage loans secured by residential real estate.

The Company records mortgage loans held for sale at the lower of cost or fair value. The Company’s mortgage loans are sold to third-party purchasers with anti-fraud, warranty and limited early payment default provisions. When a loan sale settles, the difference between the selling price and the carrying value of the loan is recorded as revenue in the statements of operations. Mortgage loans held for sale were $3,845,482 and $10,656,571 as of June 30, 2026 and 2025, respectively.

Loans held for sale are pledged as collateral under the Company’s warehouse lines of credit. The Company relies substantially on the secondary mortgage market as substantially all loans originated are sold into this market.

Note 4 – Warehouse line of credit

The Company had two warehouse line of credit agreements with financial institutions with stated aggregate borrowing capacity of $18,000,000. At June 30, 2026 and 2025, the Company had $3,727,001 and $10,414,149, respectively, outstanding under the agreements, which were collateralized by the Company’s mortgage loans held for sale of $3,845,482 and $10,656,571, respectively. Under the agreements, the financial institutions will advance between 99% and 100% of the committed price of the loan, not to exceed the loan amount. All advances are due upon sale of the loans collateralizing such advances.

The lines/facilities may only be used to fund pre-sold and pre-approved secured real estate loans. The Company uses the lines to fund real estate loans and then delivers and sells them to investors in the secondary market. The loans are also collateral for the warehouse lines. When the loans are purchased by an investor, the warehouse bank is repaid immediately. The loans on the warehouse line must be paid off within 45 to 90 days of funding. The lines are generally renewed on an annual basis. The Open Bank warehouse facility had a stated maturity date of June 23, 2026 and remained outstanding as of June 30, 2026 while renewal was pending.

The Company is required to maintain certain financial covenants under the provisions of the agreements.

Note 5 – Related party transactions

At June 30, 2026 and 2025, amounts due to the Company’s stockholders were $20,000 and $700,000, respectively, and are included in current liabilities.

Note 6 – Note receivable

At June 30, 2025, the Company had a note receivable from an unrelated third party in the amount of $143,789. There was no note receivable outstanding as of June 30, 2026.

Note 7 – Subsequent events

The Company evaluated subsequent events through September 10, 2026, the date the financial statements were available to be issued.

On July 1, 2026, Linkhome Holdings Inc. (“Linkhome”) completed the acquisition of all of the issued and outstanding shares of the Company pursuant to a Stock Purchase Agreement. The aggregate consideration consisted of 300,000 shares of Linkhome common stock issued at closing and the sellers’ right to receive contingent cash consideration of up to $750,000, subject to the terms and conditions of the Stock Purchase Agreement. As a result of the transaction, the Company became a wholly owned subsidiary of Linkhome.

Subsequent to the acquisition, the Company’s two warehouse lines of credit were suspended while the respective financial institutions reviewed the change in ownership. As of the date these financial statements were available to be issued, the Open Bank facility was in the process of renewal and the Hanmi Bank facility remained under review.